SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      FEBRUARY 15, 2000
                                                   ----------------------


                         SHAMAN PHARMACEUTICALS, INC.
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              (Exact name of registrant as specified in charter)



      DELAWARE                   0-21022                          94-3095806
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(State or other jurisdiction     (Commission                    (IRS Employer
     of incorporation)          File Number)                 Identification No.)



213 EAST GRAND AVE., SOUTH SAN FRANCISCO, CALIFORNIA                94080
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (650) 952-7070
                                                      ----------------


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)   Previous independent accountants

(i) On February 15, 2000, Ernst & Young LLP was dismissed as the Registrant's independent auditors.

(ii) The reports of Ernst & Young on the financial statements for December 31, 1998 and 1997 (the two most recent audited fiscal years) contained no adverse opinion or disclaimer of opinion. The report of Ernst & Young for the year ended December 31, 1998 contains an explanatory paragraph with respect to the Company's ability to continue as a going concern as mentioned in Note 1 of the notes to the financial statements.

(iii) The Registrant's Board of Directors participated in and approved the decision to hire new independent accountants.

(iv) In connection with its audits for December 31, 1998 and 1997 (the two most recent audited fiscal years) and subsequent interim periods, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During December 31, 1998 and 1997 (the two most recent audited fiscal years) and subsequent interim periods, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(l)(iv).

(vi) The Registrant has furnished Ernst & Young with a copy of the disclosure made herein and has requested that Ernst & Young furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 18, 2000, is filed as
      Exhibit 16 to this Form 8-K.

(b)   New independent accountants

      The Registrant has elected BDO Seidman, LLP as its new independent accountants as of February 15, 2000. During the two most recent fiscal years and through February 15, 2000, the Registrant has not consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issued; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(I)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(l)(iv) of Regulation S-K.

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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   EXHIBIT INDEX

      Exhibit
      Number        Description
      -------       ------------------------------------------------------------

        16 Letter from Ernst & Young LLP, former independent auditors, regarding its concurrence or disagreement with the statements made in this report.


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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SHAMAN PHARMACEUTICALS, INC.



DATE:  February 22, 2000                  By:  /s/ Lisa A. Conte
                                          -----------------------------
                                          Lisa A. Conte
                                          President and Chief Executive Officer

                                                                   EXHIBIT 16



February 18, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

            We have read Item 4 of Form 8-K dated February 15, 2000, of Shaman Pharmaceuticals, Inc. and are in agreement with the statements contained in paragraphs (a)(i), (a)(ii), (a)(iv), and (a)(v) and the first sentence of
(a)(vi)of Item 4. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                /s/ Ernst & Young LLP